Financial Instruments - Derivatives not designated as Hedging Instruments – Net effect on the Consolidated Statements of Comprehensive Income (Loss) (Table) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Derivative
Total	$ (699)	$ (950)	$ 5,690
Interest and finance costs, net
Derivative
Interest rate swaps	(149)	(39)	0
Bunker swaps	1,122	(1,142)	5,903
Bunker call options	$ (1,672)	$ 231	$ (213)